                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                    November 13, 2007

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On November 13, 2007, Hancock Holding Company
issued a press release announcing new stock repurchase program.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated November 13, 2007, headed "Hancock Holding
                             Company announces new stock repurchase program"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 14, 2007

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                                  For More Information Contact
November 13, 2007                                                      Carl J. Chaney, Chief Executive Officer
                                                                       John M. Hairston, Chief Executive Officer
                                                                       Michael Achary, Chief Financial Officer
                                                                       Paul Guichet, VP, Investor Relations
                                                                       800.522.6542 or 228.563.6559

                          Hancock Holding Company announces new stock repurchase program

     GULFPORT,  MS (November 13, 2007) - Hancock Holding Company  (NASDAQ:  HBHC) today announced the completion of its 2000 Stock  Repurchase  Plan,  previously  approved by the board of  directors to  repurchase  up to 10% of the company's  outstanding  common stock.  The company has  repurchased  541,285  shares during the fourth quarter this year and 1,527,204 shares year-to-date.

     Furthermore,  at its  November  meeting  the board of  directors  approved  the 2007  Stock  Repurchase  Plan, authorizing the repurchase of an additional  3,000,000  shares or  approximately  10% of the company's  outstanding common stock.  Subject to market conditions,  repurchases will be conducted solely through a Rule 10b5-1 repurchase plan.  Shares  purchased  under this program will be held in treasury  and used for general  corporate  purposes as determined by Hancock's board of directors.

     Hancock Holding Company -- parent company of Hancock Bank of Alabama,  Hancock Bank Mississippi,  Hancock Bank
of Florida,  and Hancock Bank of  Louisiana  -- has assets of more than $5.9  billion.  Bank  subsidiaries  include
Hancock Investment  Services,  Inc.,  Hancock Insurance Agency,  and Harrison Finance Company.  Founded October 10,
1899,  Hancock Bank is the only financial  services  company  headquartered in the Gulf South to rate among the top
20 percent of America's  top  performing  banks.  Hancock  consistently  ranks as one of the  country's  strongest, safest financial  institutions,  according to Veribanc,  Inc., and BauerFinancial  Services, Inc. Thomson Financial
also recently  listed Hancock as the ninth largest  corporate  trustee bank in the U.S. More corporate  information and online banking are available at www.hancockbank.com.

     Investors  can  access  additional  corporate  information  or  on-line  banking  and  bill  pay  services  at
www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  Company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the Company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

                                                      - 30 -